POWER OF ATTORNEY

     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Christine Manna, Joseph Jerkovich, and Richard De Sanctis, and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form N-1A, and any Registration Statement on Form N-14, and any and all amendments thereto (including pre-effective amendments) filed by Tax Exempt Proceeds Fund, Inc. with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all instruments which such attorney and agent deems necessary or advisable to enable the Funds to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.

                                                     /s/Catherine Boone
                                                     --------------------------
                                                     Catherine Boone

                                POWER OF ATTORNEY

     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Christine Manna, Joseph Jerkovich, and Richard De Sanctis, and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form N-1A, and any Registration Statement on Form N-14, and any and all amendments thereto (including pre-effective amendments) filed by Tax Exempt Proceeds Fund, Inc. with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all instruments which such attorney and agent deems necessary or advisable to enable the Funds to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.


                                                /s/Marian R. Chertow
                                                -------------------------------
                                                Marian R. Chertow

                                POWER OF ATTORNEY

     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Christine Manna, Joseph Jerkovich, and Richard De Sanctis, and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form N-1A, and any Registration Statement on Form N-14, and any and all amendments thereto (including pre-effective amendments) filed by Tax Exempt Proceeds Fund, Inc. with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all instruments which such attorney and agent deems necessary or advisable to enable the Funds to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.


                                                /s/Glenn Klocko
                                                -------------------------------
                                                Glenn Klocko

                                POWER OF ATTORNEY

     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Christine Manna, Joseph Jerkovich, and Richard De Sanctis, and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form N-1A, and any Registration Statement on Form N-14, and any and all amendments thereto (including pre-effective amendments) filed by Tax Exempt Proceeds Fund, Inc. with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all instruments which such attorney and agent deems necessary or advisable to enable the Funds to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.


                                                /s/Howard Rifkin
                                                -------------------------------
                                                Howard Rifkin

                                POWER OF ATTORNEY

     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Christine Manna, Joseph Jerkovich, and Richard De Sanctis, and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form N-1A, and any Registration Statement on Form N-14, and any and all amendments thereto (including pre-effective amendments) filed by Tax Exempt Proceeds Fund, Inc. with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all instruments which such attorney and agent deems necessary or advisable to enable the Funds to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.

                                                /s/Sarah Sanders
                                                -------------------------------
                                                Sarah Sanders